UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 28, 2003




                            GENERAL CABLE CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                    1-12983                    06-1398235
----------------------------  ------------------------      -------------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
      of incorporation                                      Identification No.)



                                4 Tesseneer Drive
--------------------------------------------------------------------------------
                        Highland Heights, Kentucky 41076
                (Address of principal executive offices/Zip Code)



                                 (859) 572-8000
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

     On October 28, 2003, the registrant issued a news release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c) The exhibit accompanying this report is listed in the Index to Exhibits.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GENERAL CABLE CORPORATION


Date:    October 28, 2003                By: /s/Robert J. Siverd
                                             ---------------------------------
                                             Robert J. Siverd
                                             Executive Vice President and
                                             General Counsel

                                INDEX TO EXHIBITS


  Number    Description                                        Method of Filing
  ------    -----------                                        ----------------
   99.1     General Cable Corporation news release dated       Filed herewith
            October 28, 2003